EXHIBIT 10.7 FIRST AMENDMENT TO PURCHASE AND SALE AGREEMENT This First Amendment to Purchase and Sale Agreement (this “Amendment”) dated as of the Effective Date (as hereinafter defined) is by and between ABP ___ (____________) LLC, a Delaware limited liability company (“Seller”), and BIG ACQUISITIONS LLC, an Illinois limited liability company (“Buyer”). RECITALS: A. Seller and Buyer are parties to that certain Purchase and Sale Agreement dated as of October 16, 2019 pertaining to the proposed sale by Seller to Buyer of certain real property more particularly described therein (the “Agreement”). B. Buyer has requested an extension of time to complete its Due Diligence with respect to the Property. C. The requested extension of the Due Diligence Deadline will necessitate a corresponding extension of the Closing Deadline. D. Seller is willing to agree to such requests, upon the terms and conditions of this Amendment. E. The parties also desire to amend certain provisions of the Agreement regarding the Lease. F. The parties also hereby confirm their mutual intent that the Lease and the Related Leases (as hereinafter defined) create and constitute an integrated and unified agreement between them and, but for execution and delivery of the Related Leases, they would not enter into the Lease. OPERATIVE TERMS: NOW, THEREFORE, for and in consideration of the foregoing recitals, the mutual covenants set forth in the Agreement and in this Amendment, Ten Dollars ($10.00) and other good and valuable consideration in hand paid, the receipt and sufficiency of which are hereby acknowledged, Seller and Buyer hereby agree as follows: 1. Recitals; Defined Terms. The foregoing recitals are true and correct in all material respects and incorporated in this Amendment and the Agreement. Capitalized terms and phrases used but not otherwise defined in this Amendment shall have the meanings ascribed to such terms and phrases in the Agreement or the Lease, as applicable. Unless the context clearly indicates otherwise, all references to “this Agreement” in the Agreement and in this Amendment shall hereinafter be deemed to refer to the Agreement, as amended hereby. As used in this Amendment (but not for purposes of the Agreement, in which context the definition of the term “Effective Date” shall remain unchanged), “Effective Date” shall mean the date on which Seller or Buyer shall have executed this Amendment, as indicated under their respective signatures, whichever is the later to do so. ACTIVE 47249871v1 1

EXHIBIT 10.7 2. Due Diligence Deadline. The definition of “Due Diligence Deadline” in Schedule A to the Agreement is hereby deleted in its entirety and replaced with the following definition: “‘Due Diligence Deadline’ shall mean 6:00 P.M. Eastern time on December 13, 2019”. 3. Closing Deadline. The definition of “Closing Deadline” in Schedule A to the Agreement is hereby deleted in its entirety and replaced with the following definition: “‘Closing Deadline’ shall mean December 20, 2019”. 4. Phase II Investigations. Notwithstanding anything in this Amendment to the contrary, Buyer shall be permitted to conduct the investigations described in Exhibit A attached hereto and incorporated into this Amendment by reference (the “Scope”), but only upon and in strict accordance with the terms and conditions set forth therein and in this Amendment, it being understood that the activities to be conducted by or on behalf of Buyer in connection therewith shall be limited to those set forth in the section entitled “Scope” in Exhibit A. Seller shall have the right to have representatives present during any such investigations, and to this end, Buyer shall coordinate the scheduling of such investigations to ensure the availability of Seller’s representatives for such purpose, Buyer acknowledging, however, that it shall not be entitled to any additional extension of time beyond the Due Diligence Deadline in order to complete and obtain the results of such investigations. Seller shall also have the right, in Seller’s discretion, to split samples with Buyer’s consultant. Buyer shall keep the results of such investigations confidential and shall not disclose such results to Seller or to any third party, except its agents, attorneys, consultants, investors and Lender or as required by Law. The obligation of Buyer to keep such results confidential shall survive the Closing or any earlier termination of the Agreement. Buyer hereby represents, warrants and covenants to Seller that, as of the date of this Amendment, it has no information indicating that the results of laboratory analysis of samples collected in accordance with the Scope will not be available prior to the Due Diligence Deadline. [NOT APPLICABLE TO MADISON, TN SITE] 5. Lease Amendment regarding Term. Section 1.03 of the Lease is hereby deleted and replaced with the following: “Section 1.03 Term. This Lease shall begin on the Commencement Date and shall end on the last day of the 216th full calendar month following the Commencement Date. The time period during which this Lease shall actually be in effect, as the same may be terminated prior to its scheduled expiration pursuant to the provisions hereof, is referred to herein as the “Term”.” Exhibit C to the Lease shall be updated at Closing to reflect 2% annual Base Rent increases for Lease Years 16-18. 6. Lease Amendment regarding Assignment. The following is added to Section 4.01 of the Lease: “Notwithstanding anything to the contrary set forth herein, until the Security Deposit has been reduced as provided in Section 9.17(b) below, Tenant shall not have the right to assign this Lease unless Tenant contemporaneously assigns all Related Leases to the same assignee to which this Lease is to be assigned in accordance with the terms of such Related Leases.” 7. Lease Amendment regarding Events of Default. The following is added as Section 7.01(a)(v) of the Lease: ACTIVE 47249871v1 2

EXHIBIT 10.7 “(v) If an event of default, beyond expiration of any applicable grace and/or notice and cure period, shall occur under any of Tenant’s leases with Landlord (or its Affiliates, as applicable) for the premises located at [REVISE AS APPLICABLE: (A) 700 Myatt Drive, Madison, Tennessee, (B) 4700 Bethlehem Road, Richmond, Virginia, (C) 1727 Warren Street, Kansas City, Missouri, or (D) 13860 Corporate Woods Trail, Bridgeton, Missouri] (the foregoing, collectively, the “Related Leases”). Notwithstanding the foregoing, at such time as the Security Deposit has been reduced as provided in Section 9.17(b) below, this Section 7.01(a)(v) shall automatically lapse and be of no further force and effect, and an event of default under any of the Related Leases shall thereafter not constitute an Event of Default under this Lease.” 8. Lease Amendment regarding Security Deposit. Section 9.17 of the Lease is deleted and replaced with the following: “Section 9.17 Security Deposit. (a) Tenant shall deposit or cause to be deposited with Landlord or Mortgagee, as Landlord shall designate, on or before the date hereof, $_____________, as a “Security Deposit” for its full and faithful performance of the terms of this Lease, it being expressly understood that such Security Deposit shall not be considered an advance payment of any Basic Rent, additional rent or other sums payable under this Lease or a measure of Landlord’s damages in case of an Event of Default. Payment of said Security Deposit shall be satisfied by Tenant’s deposit of cash or a Letter of Credit in said amount. Tenant shall have the right to freely substitute cash for a Letter of Credit or vice versa, and if paid in cash, any interest earned shall remain as an additional Security Deposit. If Landlord transfers its interest in the Premises during the Term to a Transferee who assumes Landlord’s obligations hereunder and to whom the Security Deposit is transferred, Landlord may assign the Security Deposit to the Transferee and, thereafter, Landlord shall have no further liability for the return of such Security Deposit to Tenant. If the Security Deposit is in the form of a Letter of Credit, Tenant shall execute and deliver, within five (5) days after request therefor by Landlord, any and all documents necessary to transfer the Letter of Credit to the Transferee. For the purposes herein, “Letter of Credit” shall mean an irrevocable standby letter of credit issued to Landlord by a financially sound national banking association or state chartered bank having assets in excess of $50,000,000,000.00 and otherwise reasonably acceptable to Landlord, the proceeds of which shall be available to Landlord without the need for Landlord to satisfy any requirements or conditions whatsoever other than delivery of (a) the original Letter of Credit along with Landlord’s sight draft to the issuing institution with reference to the appropriate letter of credit number for the Letter of Credit, as set forth therein and (b) (i) a certificate signed by Landlord certifying that an Event of Default has occurred and is continuing under the Lease, or (ii) a certificate signed by Landlord certifying that Tenant has failed to renew the Letter of Credit at least thirty (30) days prior to its stated expiration date. The Letter of Credit shall be valid for an initial period of one (1) year from and after the date of its issuance and, by its express terms, shall provide (i) that its term shall automatically be extended for successive one (1) year periods unless at least thirty (30) days prior to the expiration of the initial one year term or any one year extension (as applicable) the issuer provides Landlord with written notification that it will not be extended, (ii) that Landlord may assign (whether by way of outright or collateral assignment) all or any portion of its interest in the Letter of Credit to Mortgagee or any other Person (including any third party purchaser) without the payment of any fee, and (iii) that any amount drawn thereunder shall be paid within three (3) business days. ACTIVE 47249871v1 3

EXHIBIT 10.7 (b) Beginning March 31, 2022 and continuing on March 31st of each fiscal year thereafter (each, a “Reduction Request Date”), Tenant shall have the right to request, by written notice to Landlord, a reduction of the Security Deposit to $____________, provided that (i) Tenant’s Adjusted EBITDA (hereinafter defined) for each of the two (2) previous fiscal years prior to such applicable Reduction Request Date (as publicly reported in connection with BlueLinx Holdings Inc.’s (“BlueLinx”) filings with the Securities and Exchange Commission or as shown on the financial statements that Tenant is required to deliver pursuant to Section 8.02(b) of this Lease if BlueLinx is no longer publicly traded, as the case may be) is greater than $100,000,000.00 and Tenant’s Leverage is four (4) times or less as of the end of each such fiscal year, and (ii) at such time there exists no Event of Default under this Lease. If Tenant is entitled to a reduction in the Security Deposit, Tenant shall provide Landlord with (A) written notice requesting that the Security Deposit be reduced, (B) a calculation of Tenant’s Adjusted EBITDA and Tenant’s Leverage, as provided above, and (C) financial statements required to be delivered pursuant to Section 8.02(b) (collectively, the “Reduction Notice”). If Tenant provides Landlord with a Reduction Notice, and Tenant is entitled to reduce the Security Deposit as provided herein, Landlord shall refund the reduction of the Security Deposit to Tenant within fifteen (15) days after Landlord’s receipt of the Reduction Notice, if the Security Deposit is held in cash, or, if the Security Deposit is in the form of a Letter of Credit, Tenant shall be entitled to replace or cause the amendment of the Letter of Credit accordingly. For the purposes of this Lease, Tenant’s “Adjusted EBITDA” shall mean the following, as applicable: (i) as publicly reported in connection with BlueLinx’s filings with the Securities and Exchange Commission for so long as BlueLinx is a publicly traded company, or (ii) in the event BlueLinx is not a publicly traded company, an amount as calculated on a consolidated basis for BlueLinx and its subsidiaries for any period as of any date of determination equal to (a) the sum, without duplication, of the amounts for such period of (1) net income (loss), plus (2) interest expense and all interest expense related items, plus (3) depreciation expense and amortization expense, plus (4) income tax expense, plus (5) non-cash stock option and other equity-based compensation expenses, plus (6) other non-cash expenses, charges and adjustments to net income (loss) (excluding any such expense, charge or adjustment incurred in the ordinary course of business that constitutes an accrual of, or a reserve for, cash charges for any future period), plus (7) to the extent approved by Landlord in its sole discretion and not otherwise contemplated above, other one-time charges, plus (8) to the extent approved by Landlord in its sole discretion and not otherwise contemplated above, any losses arising from the sale, exchange, transfer or other disposition of assets not in the ordinary course of business, minus (b) the sum, without duplication, of the amounts for such period of (1) other non- cash items increasing net income for such period (excluding any such non-cash item to the extent it represents the reversal of an accrual or reserve for potential cash item in any prior period), plus (2) interest income, plus (3) other income, plus (4) gains from dispositions of assets or liabilities outside of the ordinary course of business for such period. For the purposes of this Lease, “Leverage” for a fiscal year shall mean, as calculated on a consolidated basis for BlueLinx and its subsidiaries as of the date of the determination, the quotient obtained by dividing all of BlueLinx’s outstanding third-party borrowings (net of cash and cash equivalents) as of the end of such fiscal year by Tenant’s Adjusted EBITDA for such fiscal year.” 9. Miscellaneous Lease Amendments. (a) The last sentence of Section 9.04 of the Lease is deleted and replaced by the following: “This Lease shall be governed by and interpreted in accordance with the laws of the ACTIVE 47249871v1 4

EXHIBIT 10.7 State of Illinois, except solely as to conveyancing matters, which shall be governed by the law of the state in which the Premises are located, and without limitation of Tenant’s obligation to comply with all state and local laws and ordinances.” (b) Section 9.14(b) of the Lease is hereby deleted. (c) Arch Street Capital Advisers, L.L.C., is hereby deleted from Section 8.01 of the Lease as a Landlord notice party. Tenant agrees that it shall send no notices with respect to the Lease or the Premises to said entity. 10. Headings. The headings to sections of this Amendment are for convenient reference only and shall not be used in interpreting this Amendment. 11. Entire Agreement. This Amendment contains the entire agreement and understanding between the parties concerning the subject matter of this Amendment and supersedes all prior agreements, terms, understandings, conditions, representations and warranties, whether written or oral, concerning the matters that are the subject of this Amendment. 12. Force and Effect. Except as otherwise expressly modified by this Amendment, the Agreement shall remain in full force and effect. Seller and Buyer hereby ratify and confirm their respective rights and obligations under the Agreement, as amended by this Amendment. 13. Counterparts. This Amendment may be executed in counterparts, and all such counterparts shall when taken together, constitute one and the same instrument. 14. Electronic Execution. This Amendment may be executed and delivered by electronic transmission, with the same force and effect as a fully-executed or counterpart original document. IN WITNESS WHEREOF, Seller and Buyer have executed this Amendment as of the Effective Date. SELLER: ABP ___ (____________) LLC a Delaware limited liability company By: Name: Justin B. Heineman Title: Vice President and Corporate Secretary Date signed: November ___, 2019 BUYER: ACTIVE 47249871v1 5

EXHIBIT 10.7 BIG ACQUISITIONS LLC, a Delaware limited liability company By: Name: Title: Date signed: November ___, 2019 ACTIVE 47249871v1 6

EXHIBIT 10.7 EXHIBIT A SCOPE ACTIVE 47249871v1 7